Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

101 North Phillips Avenue Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

Kindred Healthcare, Inc.

(Exact name of obligor as specified in its charter)

Delaware	61-1323993
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

680 South Fourth Street Louisville, Kentucky	40202
(Address of principal executive offices)	(Zip code)

8.25% Senior Notes due 2019 and

Guarantees for the 8.25% Senior Notes due 2019

(Title of the indenture securities)

GUARANTORS

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
American VitalCare, LLC	California	22-2646452	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
Avery Manor Nursing, L.L.C.	Delaware	20-3618851	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Bayberry Care Center, L.L.C.	Delaware	20-4454621	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Braintree Nursing, L.L.C.	Delaware	20-3618766	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
California Nursing Centers, L.L.C.	Delaware	20-4454493	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Cannon & Associates, LLC	Delaware	56-2376676	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
Care Center of Rossmoor, L.L.C.	Delaware	20-4454602	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Central Arizona Home Health Care, Inc.	Arizona	86-0714789	3107 Clearwater Drive Prescott, Arizona 86305 (928) 445-2522
Clear Lake Rehabilitation Hospital, L.L.C.	Delaware	20-2971820	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
Country Estates Nursing, L.L.C.	Delaware	20-3618740	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Courtland Gardens Health Center, Inc.	Connecticut	06-1149454	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Foothill Nursing Company Partnership	California	91-1473634	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Forestview Nursing, L.L.C.	Delaware	20-3618900	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
Goddard Nursing, L.L.C.	Delaware	20-3618957	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Greenbrae Care Center, L.L.C.	Delaware	20-4454677	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Greens Nursing and Assisted Living, L.L.C.	Delaware	20-2822083	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Harborlights Nursing, L.L.C.	Delaware	20-3618878	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Haven Health, LLC	Delaware	26-1425546	5292 College Drive, Suite 304 Murray, Utah 84123 (801) 676-6000
Helian ASC of Northridge, Inc.	California	77-0277817	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Helian Health Group, Inc.	Delaware	95-4070276	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
HHS Healthcare Corp.	Delaware	90-0527683	200 California Street, 3rd Floor San Francisco, California 94111 (925) 891-7000
Highgate Nursing, L.L.C.	Delaware	20-3618795	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Highlander Nursing, L.L.C.	Delaware	20-3618815	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Hillhaven–MSC Partnership	California	93-1023838	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Home Health Services, Inc.	Utah	87-0494759	640 East 700 South, Suite 101 St. George, Utah 84770 (435) 634-9300
Homestead Health and Rehabilitation Center, L.L.C.	Delaware	20-3329906	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
J. B. Thomas Hospital, Inc.	Massachusetts	04-3209212	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Braintree Hospital, L.L.C.	Delaware	20-3618938	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 4, L.L.C.	Delaware	20-2822034	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 7, L.L.C.	Delaware	20-2822097	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 8, L.L.C.	Delaware	20-2822116	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 9, L.L.C.	Delaware	20-2822132	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 10, L.L.C.	Delaware	20-2822148	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 11, L.L.C.	Delaware	20-2822172	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 12, L.L.C.	Delaware	20-2822200	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 13, L.L.C.	Delaware	20-2822219	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 15, L.L.C.	Delaware	20-2822255	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 17, L.L.C.	Delaware	20-3329727	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 27, L.L.C.	Delaware	20-3329890	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development 29, L.L.C.	Delaware	20-3329915	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
Kindred Development Holdings 3, L.L.C.	Delaware	20-2822011	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Development Holdings 5, L.L.C.	Delaware	20-2822056	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Healthcare Operating, Inc.	Delaware	52-2085484	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Healthcare Services, Inc.	Delaware	61-1264993	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Hospice Services, L.L.C.	Delaware	26-0717945	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Hospital Palm Beach, L.L.C.	Delaware	20-3329716	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Hospital-Pittsburgh-North Shore, L.L.C.	Delaware	20-2822240	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Hospitals East, L.L.C.	Delaware	52-2085555	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Hospitals Limited Partnership	Delaware	52-2085561	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Hospitals West, L.L.C.	Delaware	52-2085556	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Hospital-Springfield, L.L.C.	Delaware	20-3329924	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Hospital-Toledo, L.L.C.	Delaware	20-2821971	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Nevada, L.L.C.	Delaware	52-2085559	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Nursing Centers Central Limited Partnership	Delaware	52-2134134	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
Kindred Nursing Centers East, L.L.C.	Delaware	52-2085557	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Nursing Centers Limited Partnership	Delaware	52-2085562	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Nursing Centers North, L.L.C.	Delaware	52-2134130	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Nursing Centers South, L.L.C.	Delaware	52-2134132	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Nursing Centers West, L.L.C.	Delaware	52-2085558	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Rehab Services, Inc.	Delaware	33-0359338	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Kindred Systems, Inc.	Delaware	61-1239343	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 50, L.L.C.	Delaware	26-0717534	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 51, L.L.C.	Delaware	26-0717557	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 52, L.L.C.	Delaware	32-0315911	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 53, L.L.C.	Delaware	26-0717649	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 54, L.L.C.	Delaware	26-0717650	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 55, L.L.C.	Delaware	26-0717700	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 56, L.L.C.	Delaware	26-0717720	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
KND Development 57, L.L.C.	Delaware	26-0717861	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 58, L.L.C.	Delaware	26-0717881	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Development 59, L.L.C.	Delaware	26-0717903	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Hospital Real Estate Holdings, L.L.C.	Delaware	26-2162659	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 1, L.L.C.	Delaware	26-0709558	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 2, L.L.C.	Delaware	26-0709578	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 3, L.L.C.	Delaware	26-0709614	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 4, L.L.C.	Delaware	26-0709645	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 5, L.L.C.	Delaware	26-0710006	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 6, L.L.C.	Delaware	26-0710041	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 7, L.L.C.	Delaware	26-0710089	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 8, L.L.C.	Delaware	26-0710126	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 9, L.L.C.	Delaware	26-0710175	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 10, L.L.C.	Delaware	26-0710197	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
KND Real Estate 11, L.L.C.	Delaware	26-0710226	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 12, L.L.C.	Delaware	26-0710270	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 13, L.L.C.	Delaware	26-0710286	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 14, L.L.C.	Delaware	26-0710314	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 15, L.L.C.	Delaware	26-0710335	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 16, L.L.C.	Delaware	26-0710365	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 17, L.L.C.	Delaware	26-0710427	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 18, L.L.C.	Delaware	26-0710446	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 19, L.L.C.	Delaware	26-0710469	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 20, L.L.C.	Delaware	26-0710495	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 21, L.L.C.	Delaware	26-2162815	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 22, L.L.C.	Delaware	26-2162837	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 23, L.L.C.	Delaware	26-2162857	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 24, L.L.C.	Delaware	26-2162868	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
KND Real Estate 25, L.L.C.	Delaware	26-2162889	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 26, L.L.C.	Delaware	26-2165510	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 27, L.L.C.	Delaware	26-2165558	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 28, L.L.C.	Delaware	26-2165581	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 29, L.L.C.	Delaware	26-2165620	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 30, L.L.C.	Delaware	26-2165832	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 31, L.L.C.	Delaware	26-2165913	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 32, L.L.C.	Delaware	26-2165953	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 33, L.L.C.	Delaware	26-2165984	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 34, L.L.C.	Delaware	26-2166047	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 35, L.L.C.	Delaware	26-2166087	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 36, L.L.C.	Delaware	26-2166429	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 37, L.L.C.	Delaware	26-2166498	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 38, L.L.C.	Delaware	26-2166543	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
KND Real Estate 39, L.L.C.	Delaware	26-2166600	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 40, L.L.C.	Delaware	26-2166651	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 41, L.L.C.	Delaware	26-2166736	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 42, L.L.C.	Delaware	26-2166781	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 43, L.L.C.	Delaware	26-2166808	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 44, L.L.C.	Delaware	26-2166835	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate 45, L.L.C.	Delaware	26-2166872	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Real Estate Holdings, L.L.C.	Delaware	26-0708352	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND Rehab Real Estate Holdings, L.L.C.	Delaware	26-2162539	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
KND SNF Real Estate Holdings, L.L.C.	Delaware	26-2162624	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Lafayette Health Care Center, Inc.	Georgia	58-1815590	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Lafayette Specialty Hospital, L.L.C.	Delaware	20-2971752	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
Laurel Lake Health and Rehabilitation, L.L.C.	Delaware	20-3618836	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Louisiana Specialty Hospital, L.L.C.	Delaware	20-4216909	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
Maine Assisted Living, L.L.C.	Delaware	20-3618707	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Massachusetts Assisted Living, L.L.C.	Delaware	20-3618679	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Meadows Nursing, L.L.C.	Delaware	20-3618981	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
MedEquities, Inc.	California	77-0236579	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Medical Hill Rehab Center, L.L.C.	Delaware	20-4454548	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
New Triumph HealthCare of Texas, LLC	Texas	20-1576450	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
New Triumph HealthCare, Inc.	Delaware	20-1601670	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
New Triumph HealthCare, LLP	Texas	20-1601875	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
NP Plus, LLC	Delaware	20-5105668	925 Ignacio Valley Road, Suite 101 Walnut Creek, California 94596 (925) 891-7000
Pacific Coast Care Center, L.L.C.	Delaware	20-4454527	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Pacific West Home Care, LLC	Delaware	No I.R.S. Employer Identification No.	200 California Street, 3rd Floor San Francisco, California 94111 (925) 891-7000
Peoplefirst HomeCare & Hospice of California, L.L.C.	Delaware	26-3107002	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Peoplefirst HomeCare & Hospice of Colorado, L.L.C.	Delaware	26-0717967	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
Peoplefirst HomeCare & Hospice of Indiana, L.L.C.	Delaware	26-0717917	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Peoplefirst HomeCare & Hospice of Massachusetts, L.L.C.	Delaware	26-3106972	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Peoplefirst HomeCare & Hospice of Ohio, L.L.C.	Delaware	26-0718025	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Peoplefirst HomeCare & Hospice of Utah, L.L.C.	Delaware	26-3106957	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Peoplefirst HomeCare of Colorado, L.L.C.	Delaware	26-3106983	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Peoplefirst Virginia, L.L.C.	Delaware	20-4487458	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PersonaCare of Connecticut, Inc.	Connecticut	06-1152293	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PersonaCare of Georgia, Inc.	Delaware	58-2182891	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PersonaCare of Huntsville, Inc.	Delaware	52-1846556	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PersonaCare of Ohio, Inc.	Delaware	34-1708224	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PersonaCare of Pompano East, Inc.	Delaware	65-0549911	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PersonaCare of Reading, Inc.	Delaware	52-1831134	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PersonaCare of Shreveport, Inc.	Delaware	58-2182892	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PersonaCare of Warner Robins, Inc.	Delaware	58-2182890	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
PersonaCare of Wisconsin, Inc.	Delaware	39-1718735	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 5, L.L.C.	Delaware	26-0718044	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 6, L.L.C.	Delaware	26-3106899	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 7, L.L.C.	Delaware	26-3106911	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 8, L.L.C.	Delaware	26-3106922	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 9, L.L.C.	Delaware	26-3106934	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 10, L.L.C.	Delaware	26-3106949	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PF Development 15, L.L.C.	Delaware	26-3107011	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
PHH Acquisition Corp.	Delaware	20-5043135	200 California Street, 3rd Floor San Francisco, California 94111 (925) 891-7000
Professional Healthcare at Home, LLC	California	26-0519402	925 Ignacio Valley Road, Suite 101 Walnut Creek, California 94596 (925) 891-7000
Professional Healthcare, LLC	Delaware	20-5043143	200 California Street, 3rd Floor San Francisco, California 94111 (925) 891-7000
Rehab Staffing, L.L.C.	Delaware	20-3329753	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
RehabCare Group East, Inc.	Delaware	43-1802466	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
RehabCare Group Management Services, Inc.	Delaware	36-4204216	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
RehabCare Group of Amarillo, LP	Texas	41-2185466	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
RehabCare Group of Arlington, LP	Texas	11-3746563	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
RehabCare Group of California, LLC	Delaware	77-0473927	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
RehabCare Group of Midland, LP	Texas	20-4727094	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
RehabCare Group of Texas, LLC	Texas	75-2742089	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
RehabCare Group, Inc.	Delaware	51-0265872	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
RehabCare Hospital Holdings, L.L.C.	Delaware	20-3044067	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
Salt Lake Physical Therapy Associates, Inc.	Utah	87-0484010	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
SCCI Health Services Corporation	Delaware	75-2572322	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
SCCI Hospital – Easton, Inc.	Delaware	20-5508507	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
SCCI Hospital – El Paso, Inc.	Delaware	74-2983423	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
SCCI Hospital – Mansfield, Inc.	Delaware	20-5508472	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
SCCI Hospital Ventures, Inc.	Delaware	75-2670892	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
SCCI Hospitals of America, Inc.	Delaware	75-2695684	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
Siena Care Center, L.L.C.	Delaware	20-4454646	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Smith Ranch Care Center, L.L.C.	Delaware	20-4454574	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Southern California Specialty Care, Inc.	California	95-4494847	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Southern Nevada Home Health Care, Inc.	Nevada	87-0494757	6773 West Charleston Boulevard Las Vegas, Nevada 89146 (702) 228-0282
Southern Utah Home Health, Inc.	Utah	87-0480180	640 East 700 South, Suite 101 St. George, Utah 84770 (435) 634-9300
Southern Utah Home Oxygen & Medical Equipment, Inc.	Utah	87-0548601	640 East 700 South, Suite 102 St. George, Utah 84770 (435) 674-5488
Specialty Healthcare Services, Inc.	Delaware	75-2663189	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Specialty Hospital of Cleveland, Inc.	Ohio	34-1901793	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
Specialty Hospital of Philadelphia, Inc.	Pennsylvania	52-2166228	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Specialty Hospital of South Carolina, Inc.	South Carolina	57-1064023	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Springfield Park View Hospital, L.L.C.	Delaware	20-3618921	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Symphony Health Services, LLC	Delaware	55-0839302	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
THC – Chicago, Inc.	Illinois	36-3915965	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
THC – Houston, Inc.	Texas	75-2504884	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
THC – North Shore, Inc.	Illinois	61-1316854	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
THC – Orange County, Inc.	California	33-0629983	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
THC–Seattle, Inc.	Washington	91-1637321	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Tower Hill Nursing, L.L.C.	Delaware	20-3618774	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Transitional Hospitals Corporation of Indiana, Inc.	Indiana	35-1896219	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Transitional Hospitals Corporation of Louisiana, Inc.	Louisiana	72-1224577	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Transitional Hospitals Corporation of Nevada, Inc.	Nevada	88-0304473	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Transitional Hospitals Corporation of New Mexico, Inc.	New Mexico	85-0415191	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
Transitional Hospitals Corporation of Tampa, Inc.	Florida	59-3170069	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Transitional Hospitals Corporation of Texas, Inc.	Texas	75-2451969	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Transitional Hospitals Corporation of Wisconsin, Inc.	Wisconsin	39-1766624	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Triumph HealthCare Holdings, Inc.	Delaware	20-1601788	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
Triumph HealthCare Second Holdings, LLC	Delaware	20-3379275	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
Triumph HealthCare Third Holdings, LLC	Delaware	20-5265393	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
Triumph Hospital Medical Center, L.P.	Texas	No I.R.S. Employer Identification No.	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
Triumph Hospital Northwest Indiana, Inc.	Missouri	43-1726280	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
Triumph Rehabilitation Hospital Northern Indiana, LLC	Indiana	27-4061273	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
Triumph Rehabilitation Hospital of Northeast Houston, LLC	Delaware	45-2956602	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
Tucker Nursing Center, Inc.	Georgia	58-1218686	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300
Tulsa Specialty Hospital L.L.C.	Delaware	20-2971691	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238

Exact Name of Obligor As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.	Address of Principal Executive Offices
VTA Management Services, LLC	Delaware	55-0839383	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
VTA Staffing Services, LLC	Delaware	01-0826753	7733 Forsyth Boulevard, Suite 1700 St. Louis, Missouri 63105 (800) 677-1238
Ygnacio Valley Care Center, L.L.C.	Delaware	20-4454714	680 South Fourth Street Louisville, Kentucky 40202-2412 (502) 596-7300

Item 1.	General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Administrator of National Banks

United States Department of the Treasury

Washington, D.C. 20219

Federal Deposit Insurance Corporation

550 17th Street, N.W.

Washington, D.C. 20429

Federal Reserve Bank of San Francisco

P.O. Box 7702

San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2.	Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.	Foreign Trustee. Not applicable.

Item 16.	List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.	See Exhibit 2

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of Hornbeck Offshore Services LLC, file number 333-130784-06.
**	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit T3G to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation, file number 022-28721.
***	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25.1 to the Form S-4 dated May 26, 2005 of Penn National Gaming, Inc., file number 333-125274.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois on the 27th day of September, 2011.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/S/ GREGORY S. CLARKE
Gregory S. Clarke
Vice President

EXHIBIT 6

September 27, 2011

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,
WELLS FARGO BANK, NATIONAL ASSOCIATION

/S/ GREGORY S. CLARKE
Gregory S. Clarke Vice President

EXHIBIT 7

Consolidated Report of Condition of

Wells Fargo Bank National Association

of 101 North Phillips Avenue, Sioux Falls, SD 57104

And Foreign and Domestic Subsidiaries,

at the close of business June 30, 2011, filed in accordance with 12 U.S.C. §161 for National Banks.

		Dollar Amounts In Millions
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		$24,433
Interest-bearing balances		66,533
Securities:
Held-to-maturity securities		0
Available-for-sale securities		154,068
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices		4,142
Securities purchased under agreements to resell		15,186
Loans and lease financing receivables:
Loans and leases held for sale		21,688
Loans and leases, net of unearned income	689,075
LESS: Allowance for loan and lease losses	17,922
Loans and leases, net of unearned income and allowance		671,153
Trading Assets		33,481
Premises and fixed assets (including capitalized leases)		8,103
Other real estate owned		4,705
Investments in unconsolidated subsidiaries and associated companies		566
Direct and indirect investments in real estate ventures		107
Intangible assets
Goodwill		20,936
Other intangible assets		25,816
Other assets		53,916

Total assets		$1,104,833

LIABILITIES
Deposits:
In domestic offices		$761,154
Noninterest-bearing	181,676
Interest-bearing	579,478
In foreign offices, Edge and Agreement subsidiaries, and IBFs		93,814
Noninterest-bearing	1,901
Interest-bearing	91,913
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices		3,170
Securities sold under agreements to repurchase		13,304

Dollar Amounts In Millions
Trading liabilities	20,222
Other borrowed money
(includes mortgage indebtedness and obligations under capitalized leases)	39,048
Subordinated notes and debentures	17,392
Other liabilities	31,532

Total liabilities	$979,636

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	519
Surplus (exclude all surplus related to preferred stock)	99,145
Retained earnings	18,601
Accumulated other comprehensive income	5,614
Other equity capital components	0

Total bank equity capital	123,879
Noncontrolling (minority) interests in consolidated subsidiaries	1,318

Total equity capital	125,197

Total liabilities, and equity capital	$1,104,833

I, Timothy J. Sloan, EVP & CFO of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

Timothy J. Sloan

EVP & CFO

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

John Stumpf                                                              Directors

Carrie Tolstedt

Michael Loughlin